UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


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                                    FORM 8-K

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                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                Date of Report (Date of Earliest Event Reported):


                                November 22, 2005


                             DYNATRONICS CORPORATION

             (Exact name of registrant as specified in its charter)

                           Commission File No. 0-12697

                      Utah                                87-0398434

         (State or other jurisdiction of         (IRS Employer Identification

                 incorporation)                             Number)

                              7030 Park Centre Dr.
                           Salt Lake City, Utah 84121
               (Address of principal executive offices, Zip Code)

       Registrant's telephone number, including area code: (801) 568-7000

   Former name or former address, if changed since last report: Not Applicable




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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Item 1.01     Entry into a Material Definitive Agreement.

Equity Incentive Award Plan

On November 22, 2005, the shareholders of Dynatronics Corporation (the "Company") approved the Company's 2005 Equity Incentive Award Plan (the "Plan") at the Company's Annual Meeting of Shareholders. The Company's Board of Directors previously adopted the Plan subject to shareholder approval. The Plan provides for the grant of up to an aggregate of 402,413 shares to eligible individuals in the form of various types of equity awards, including incentive stock options, nonqualified stock options, restricted stock, stock appreciation rights, performance shares, performance stock units, stock payments, deferred stock, restricted stock units, other stock-based awards, and performance-based awards. A more detailed description of the principal provisions of the 2005 Plan is set forth in the Company's proxy statement for the Company's Annual Meeting of Shareholders filed with the Securities and Exchange Commission on October 27, 2005. The description of the Plan in the proxy statement and the description of the Plan contained herein are qualified in their entirety by the terms of the Plan, a copy of which is incorporated by reference herein as Exhibit 10.1.

Equity Incentive Award Plan Forms

Pursuant to the Plan, from time to time the Company may issue, among other things, incentive stock options and nonqualified stock options. All grants of incentive stock options will be made pursuant to a Stock Option Agreement for Incentive Stock Options, a general form of which is filed herewith as Exhibit
10.2 and incorporated herein by reference. All grants of nonqualified stock options will be made pursuant to a Stock Option Agreement for Nonqualified Stock Options, a general form of which is filed herewith as Exhibit 10.3 and incorporated herein by reference. Under the Plan, the Compensation Committee has the right to specify the terms and conditions of individual awards granted under the Plan, including incentive stock options and nonqualified stock options.

Item 9.01     Financial Statements and Exhibits

              (c) Exhibits

Exhibit No.       Description
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10.1          Dynatronics Corporation 2005 Equity Incentive Award Plan
              (incorporated by reference from Annex A to Dynatronics Corporation's Definitive Proxy Statement filed with the Securities and Exchange Commission on October 27, 2005)

10.2 Form of Dynatronics Corporation Stock Option Agreement for Incentive Stock Options under Dynatronics Corporation's 2005 Equity Incentive Award Plan

10.3 Form of Dynatronics Corporation Stock Option Agreement for Nonqualified Stock Options under Dynatronics Corporation's 2005 Equity Incentive Award Plan



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                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            DYNATRONICS CORPORATION




                                            By:  /s/ Kelvyn H. Cullimore, Jr.
                                            ---------------------------------
                                            Kelvyn H. Cullimore, Jr.
                                            Chairman and President

Date:  November 29, 2005



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